Exhibit 99.1

Worksport Announces Q2 2026 Earnings Call and Investor Town Hall for August 11, 2026; CEO Believes Current Market Valuation Does Not Yet Fully Reflect Recent Positive Operating Progress

Worksport will host its Q2 2026 earnings conference call on August 11, 2026, at 4:30 p.m. ET, following market close, with an investor townhall immediately afterward featuring CEO commentary, business updates, and shareholder Q&A.

West Seneca, New York, July 29, 2026 — Worksport Ltd. (NASDAQ: WKSP) (“Worksport” or the “Company”), a U.S.-based innovator and manufacturer of hybrid and clean energy solutions primarily for the light truck, overlanding, and global consumer goods markets, today announced that it will host its second quarter 2026 earnings conference call on Tuesday, August 11, 2026, at 4:30 p.m. Eastern Time, following the close of the U.S. financial markets.

Immediately following the earnings call, Worksport will host its latest investor townhall, continuing the Company’s recurring communication series designed to provide shareholders with more direct access to Worksport’s leadership team.

Steven Rossi, Chairman and Chief Executive Officer of Worksport, commented:

“We are excited to discuss what has been a very strong second quarter for Worksport. During our Q2 earnings call, we will look forward to providing shareholders a clear review of the quarter’s financial performance and recent operating progress. As reflected in our recently announced preliminary financial update, we are seeing higher revenues, higher gross margins, and believe we are notably closer to achieving positive cash flow. Based on our current operating trajectory and the preliminary results we recently announced, I believe the Company’s market valuation does not yet fully reflect the progress we have made in strengthening our business. The investor town hall will give us the opportunity to add context, discuss our priorities more directly, and explain how we believe our current initiatives support Worksport’s long-term strategy. We value open communication and look forward to engaging with shareholders following the call.”

Webcast Registration

Investors, analysts, media, and other interested parties are invited to register in advance for the live webcast. During the earnings call, Worksport management will review the Company’s Q2 2026 results and provide commentary on recent operating and business developments.

Register Here: Q2 2026 Conference Call Registration Link

Full URL: https://us06web.zoom.us/webinar/register/WN_WgMlf2zuQ7SJxFwlg_mV3w

Earnings Call and Townhall Details

Date: August 11, 2026

Time: 4:30 p.m. ET (following market close)

Format: Live webcast with management discussion and Q&A

Townhall: Begins immediately following the earnings conference call

The earnings call transcript, presentation materials, and audio replay are expected to be made available on the Worksport investor relations website following the event.

Worksport’s Ongoing Investor Townhall Series

The August 11 event will continue Worksport’s periodic investor townhall series, through which the Company seeks to maintain an open and ongoing dialogue with its shareholders, supporters, and broader investor community. The townhall sessions are intended to extend beyond traditional earnings commentary by providing:

●	Context on recent announcements and operating progress
●	CEO-led discussion of strategic priorities and direction
●	Timely updates on product development and commercialization
●	An open forum for shareholder questions and dialogue

Shareholders, supporters, and other interested participants are invited to attend. The Company also encourages attendees to share the registration link with others who may wish to learn more about Worksport’s business, progress, and strategy.

Investors are encouraged to submit questions in advance by emailing investors@worksport.com. Management intends to address selected questions during the live townhall, subject to time constraints and applicable disclosure considerations.

Stay tuned for more information and join our mailing list to stay up to date with the latest: Join Worksport’s Newsletter

Contacts

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789-128

W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

Connect with Worksport Chief Executive Officer, Steven Rossi

Steven Rossi X (Twitter)

Steven Rossi LinkedIn

About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, portable power systems, and clean heating & cooling solutions. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport’s hard-folding cover, designed and manufactured in-house, is compatible with all major truck models and is gaining traction with newer truck makers including the electric vehicle (EV) sector. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and Cold-Climate Heat Pump (CCHP) technology. Terravis Energy’s website is terravisenergy.com.

Connect with Worksport

Please follow the Company’s social media accounts on X (previously Twitter), Facebook, LinkedIn, YouTube, and Instagram, the links of which are links to external third-party websites, as well as sign up for the Company’s newsletters at investors.worksport.com.

Social Media Disclaimer

The Company does not endorse, ensure the accuracy of, or accept any responsibility for any content on these third-party websites other than content published by the Company. Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media. The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

Forward-Looking Statements

The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “scheduled,” “expect,” “future,” “intend,” “plan,” “project,” “envisioned,” “should,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. These statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial situation may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC, including, without limitation, our latest Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.